Exhibit 99

FOR RELEASE 6:00 AM ET, April 30, 2014

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                 (304) 530-0552
Email:                           rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS FIRST QUARTER 2014 RESULTS

Q1 2014 Diluted EPS up 31.6% to $0.25 compared to $0.19 in Q1 2013

MOOREFIELD, WV – April 30, 2014 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported first quarter 2014 net income applicable to common shares of $2.20 million, or $0.25 per diluted share, compared to $1.60 million, or $0.19 per diluted share, for the first quarter of 2013, representing an increase of 37.3%, or 31.6% per diluted share. Q1 2014 earnings compared to Q1 2013 were positively impacted by a $500,000 decrease in provision for loan losses and a $280,000 increase in net interest income.

Excluding from first quarter 2014 (on a pre-tax basis) realized securities losses of $22,000, losses on sales of foreclosed properties of $75,000, and write-downs of foreclosed properties of $928,000, Q1 2014 earnings would have approximated $2.84 million, or $0.32 per diluted share.  Excluding from Q1 2013 (on a pre-tax basis) realized securities gains of $42,000, losses on sales of foreclosed properties of $40,000, charges for other-than-temporary impairment (“OTTI”) of securities of $54,000 and write-downs of foreclosed properties of $929,000, Q1 2013 earnings would have approximated $2.22 million, or $0.26 per diluted share.

Highlights for Q1 2014 include:

•	Nonperforming assets declined for the eighth consecutive quarter, reaching its lowest level since Q4 2008; foreclosed properties are at the lowest level since Q4 2009.

•	Net interest margin increased 9 basis points quarter over quarter and 10 basis points compared to Q1 2013.

•	Achieved $24.1 million in loan growth.

•	Recorded charges of $928,000 to write-down foreclosed properties compared to $644,000 in Q4 2013 and $929,000 in Q1 2013.

•	Noninterest expenses remained well-controlled decreasing nearly 1% compared to Q1 2013.

•	Summit’s regulatory capital ratios are at the highest levels in fourteen years.

H. Charles Maddy III, President and Chief Executive Officer of Summit, commented, “I was very pleased by our performance this past quarter. We improved our earnings markedly, grew our loan portfolio, increased our revenues, enhanced our net interest margin, strengthened our capital levels and reduced our portfolio of problem assets. Reducing our portfolio of problem assets remains an important priority, and we are very pleased to have reduced nonperforming assets in each of the six most recent quarters. While our disposal of foreclosed properties is still not at the pace we would like, we are encouraged to observe modest improvement in local real estate market conditions.  We anticipate earnings may continue to fluctuate from quarter-to-quarter in the near term as our foreclosed properties are re-appraised and written-down to estimated fair values on an ongoing basis.”

Results from Operations

Total revenue for first quarter 2014, consisting of net interest income and noninterest income, grew 2.5 percent to $12.8 million compared to $12.5 million for the first quarter 2013. Total revenue excluding realized securities losses of $22,000 for Q1 2014 and excluding $42,000 in realized securities gains and $54,000 OTTI of securities from Q1 2013 was $12.8 million for first quarter 2014 compared to $12.5 million in the prior-year quarter.

For the first quarter of 2014, net interest income was $10.0 million, an increase of 2.9 percent from the $9.8 million reported in the prior-year first quarter and increased $35,000 compared to the linked quarter. The net interest margin for first quarter 2014 was 3.33 percent compared to 3.23 percent for the year-ago quarter, and 3.24 percent for the linked quarter.

Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for first quarter 2014 was $2.78 million compared to $2.75 million for the comparable period of 2013. Excluding realized securities gains/losses and OTTI of securities, noninterest income was $2.81 million for first quarter 2014, compared to $2.76 million reported for first quarter 2013.

The first quarter 2014 provision for loan losses remained unchanged compared to the linked quarter at $1.00 million, and decreased from the $1.50 million for the year-ago quarter.

Noninterest expense continues to be well-controlled. Total noninterest expense decreased 0.7% to $8.50 million compared to $8.56 million for the prior-year first quarter.  Excluding from noninterest expense (on a pre-tax basis) losses on sales of foreclosed properties of $75,000 in Q1 2014 and $40,000 in Q1 2013 and write-downs of foreclosed properties of $928,000 in Q1 2014 and $929,000 in Q1 2013, noninterest expense would have approximated $7.50 million for Q1 2014 compared to $7.59 million for the comparable period of 2013.

Balance Sheet

At March 31, 2014, total assets were $1.41 billion, an increase of $19.9 million, or 1.4 percent since December 31, 2013. Total loans, net of unearned fees and allowance for loan losses, were $962.7 million at March 31, 2014, up $25.6 million, or 2.7 percent, from the $937.1 million reported at year-end 2013.

At March 31, 2014, deposits were $1.05 billion, an increase of $48.8 million, or 4.9 percent, since year end 2013. During first quarter 2014, checking and savings grew by $15.9 million and $35.4 million, respectively, or 5.7 percent and 18.3 percent, respectively. Long-term borrowings and subordinated debentures declined by 20.0 percent since year end 2013, as the Company paid down $40.0 million in maturing borrowings, which was funded by checking and savings deposits.

Asset Quality

As of March 31, 2014, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $69.2 million, or 4.92 percent of assets. This compares to $72.3 million, or 5.22 percent of assets at the linked quarter, and $90.9 million, or 6.54 percent of assets, at first quarter 2013.

First quarter 2014 net loan charge-offs were $2.59 million, or 1.08 percent of average loans annualized; while adding $1.00 million to the allowance for loan losses. The allowance for loan losses stood at $11.1 million, or 1.14 percent of total loans at March 31, 2014, compared to 1.33 percent at year-end 2013.

Capital Adequacy

Shareholders’ equity was $114.5 million as of March 31, 2014 compared to $111.1 million December 31, 2013.

Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), remains well in excess of regulatory requirements for a "well capitalized" institution at March 31, 2014. The Bank’s total risk-based capital ratio improved to 15.6 percent at March 31, 2014 compared to 15.7 percent at December 31, 2013, while its Tier 1 leverage capital ratio improved to 10.6 from the 10.4 percent reported at December 31, 2013.

About the Company

Summit Financial Group, Inc. is a $1.41 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of assets, and write-downs of foreclosed properties to estimated fair value included in its Statements of Income.  Management deems believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Summit's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q1 2014 vs Q1 2013

	For the Quarter Ended		Percent
Dollars in thousands	3/31/2014	3/31/2013	Change
Condensed Statements of Income
Interest income
Loans, including fees	$12,216	$12,904	-5.3%
Securities	1,852	1,664	11.3%
Other	2	1	100.0%
Total interest income	14,070	14,569	-3.4%
Interest expense
Deposits	2,241	2,768	-19.0%
Borrowings	1,791	2,043	-12.3%
Total interest expense	4,032	4,811	-16.2%
Net interest income	10,038	9,758	2.9%
Provision for loan losses	1,000	1,500	-33.3%
Net interest income after provision
for loan losses	9,038	8,258	9.4%

Noninterest income
Insurance commissions	1,181	1,184	-0.3%
Service fees related to deposit accounts	1,043	1,012	3.1%
Realized securities gains (losses)	(22)	42	-152.4%
Other-than-temporary impairment of securities	-	(54)	-100.0%
Other income	581	564	3.0%
Total noninterest income	2,783	2,748	1.3%
Noninterest expense
Salaries and employee benefits	3,980	4,117	-3.3%
Net occupancy expense	541	457	18.4%
Equipment expense	566	598	-5.4%
Professional fees	316	251	25.9%
FDIC premiums	502	540	-7.0%
Foreclosed properties expense	254	279	-9.0%
Loss (gain) on sale of foreclosed properties	75	40	87.5%
Write-downs of foreclosed properties	928	929	-0.1%
Other expenses	1,336	1,351	-1.1%
Total noninterest expense	8,498	8,562	-0.7%
Income before income taxes	3,323	2,444	36.0%
Income taxes	934	651	43.5%
Net income	2,389	1,793	33.2%
Preferred stock dividends	193	194	-0.5%

Net income applicable to common shares	$2,196	$1,599	37.3%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q1 2014 vs Q1 2013

	For the Quarter Ended		Percent
	3/31/2014	3/31/2013	Change
Per Share Data
Earnings per common share
Basic	$0.29	$0.22	31.8%
Diluted	$0.25	$0.19	31.6%

Average shares outstanding
Basic	7,453,370	7,432,254	0.3%
Diluted	9,628,927	9,613,886	0.2%

Performance Ratios
Return on average equity (A)	8.46%	6.55%	29.2%
Return on average assets	0.69%	0.52%	32.7%
Net interest margin	3.33%	3.23%	3.1%
Efficiency ratio (B)	54.13%	56.00%	-3.3%

                                                                                    NOTE (A) – Net income divided by total shareholders’ equity.

                                                                                    NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Condensed Statements of Income
Interest income
Loans, including fees	$12,216	$12,507	$12,532	$12,799	$12,904
Securities	1,852	1,850	1,512	1,507	1,664
Other	2	2	1	2	1
Total interest income	14,070	14,359	14,045	14,308	14,569
Interest expense
Deposits	2,241	2,317	2,487	2,820	2,768
Borrowings	1,791	2,039	2,020	1,984	2,043
Total interest expense	4,032	4,356	4,507	4,804	4,811
Net interest income	10,038	10,003	9,538	9,504	9,758
Provision for loan losses	1,000	1,000	1,000	1,000	1,500
Net interest income after provision
for loan losses	9,038	9,003	8,538	8,504	8,258

Noninterest income
Insurance commissions	1,181	1,056	1,057	1,132	1,184
Service fees related to deposit accounts	1,043	1,124	1,106	1,085	1,012
Realized securities gains (losses)	(22)	124	132	(57)	42
Other-than-temporary impairment of securities	-	-	(38)	(27)	(54)
Other income	581	592	606	570	564
Total noninterest income	2,783	2,896	2,863	2,703	2,748
Noninterest expense
Salaries and employee benefits	3,980	4,024	4,050	3,987	4,117
Net occupancy expense	541	466	454	476	457
Equipment expense	566	580	578	559	598
Professional fees	316	295	263	360	251
FDIC premiums	502	502	503	515	540
Foreclosed properties expense	254	209	262	295	279
Loss (gain) on sale of foreclosed properties	75	(28)	(17)	523	40
Write-downs of foreclosed properties	928	644	654	1,494	929
Other expenses	1,336	1,732	1,484	1,329	1,351
Total noninterest expense	8,498	8,424	8,231	9,538	8,562
Income before income taxes	3,323	3,475	3,170	1,669	2,444
Income taxes	934	687	898	452	651
Net income	2,389	2,788	2,272	1,217	1,793
Preferred stock dividends	193	194	194	194	194
Net income applicable to common shares	$2,196	$2,594	$2,078	$1,023	$1,599

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Per Share Data
Earnings per common share
Basic	$0.29	$0.35	$0.28	$0.14	$0.22
Diluted	$0.25	$0.29	$0.24	$0.13	$0.19

Average shares outstanding
Basic	7,453,370	7,450,379	7,443,865	7,438,401	7,432,254
Diluted	9,628,927	9,624,312	9,621,957	9,619,585	9,613,886

Performance Ratios
Return on average equity (A)	8.46%	10.15%	8.49%	4.40%	6.55%
Return on average assets	0.69%	0.80%	0.67%	0.35%	0.52%
Net interest margin	3.33%	3.24%	3.15%	3.12%	3.23%
Efficiency ratio - (B)	54.13%	57.31%	56.22%	56.52%	56.00%

                                                              NOTE (A) – Net income divided by average total shareholders’ equity.

                                                              NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013

Assets
Cash and due from banks	$3,827	$3,442	$4,571	$4,336	$3,906
Interest bearing deposits other banks	13,424	8,340	11,532	7,971	7,915
Securities	281,865	288,780	291,258	291,180	283,054
Loans, net	962,714	937,070	939,169	925,979	945,741
Property held for sale	52,241	53,392	45,303	47,258	54,625
Premises and equipment, net	20,457	20,623	20,780	20,936	21,023
Intangible assets	7,861	7,949	8,036	8,124	8,212
Cash surrender value of life insurance policies	35,881	35,611	35,257	30,027	29,791
Other assets	27,847	31,020	31,881	34,159	35,931
Total assets	$1,406,117	$1,386,227	$1,387,787	$1,369,970	$1,390,198

Liabilities and Shareholders' Equity
Deposits	$1,052,630	$1,003,812	$1,016,735	$1,038,163	$1,066,318
Short-term borrowings	68,974	62,769	54,163	16,762	5,960
Long-term borrowings and
subordinated debentures	159,881	199,905	199,929	199,954	199,977
Other liabilities	10,105	8,669	8,155	7,880	7,928
Shareholders' equity	114,527	111,072	108,805	107,211	110,015
Total liabilities and shareholders' equity	$1,406,117	$1,386,227	$1,387,787	$1,369,970	$1,390,198

Book value per common share (A)	$11.91	$11.55	$11.32	$11.15	$11.45
Tangible book value per common share (A)	$11.09	$10.72	$10.48	$10.31	$10.60
Tangible equity / Tangible assets	7.6%	7.5%	7.3%	7.3%	7.4%

                                         NOTE (A) – Assumes conversion of convertible preferred stock

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Summit Financial Group, Inc.
Total Risk Based Capital	14.2%	14.5%	14.5%	14.4%	14.1%
Tier 1 Risk-based Capital	12.4%	12.4%	12.1%	12.1%	11.8%
Tier 1 Leverage Ratio	9.0%	8.9%	8.9%	8.6%	8.4%

Summit Community Bank, Inc.
Total Risk Based Capital	15.6%	15.7%	15.5%	15.6%	15.2%
Tier 1 Risk-based Capital	14.5%	14.5%	14.3%	14.3%	13.9%
Tier 1 Leverage Ratio	10.6%	10.4%	10.4%	10.2%	10.0%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013

Commercial	$93,517	$88,352	$83,844	$78,964	$86,877
Commercial real estate
Owner occupied	150,025	149,618	151,261	149,660	151,942
Non-owner occupied	297,197	280,790	279,412	277,773	288,475
Construction and development
Land and development	67,342	71,453	73,089	73,426	76,277
Construction	18,327	15,155	12,323	7,634	5,782
Residential real estate
Non-jumbo	215,665	212,946	215,058	216,759	213,965
Jumbo	51,406	53,406	59,701	58,567	62,849
Home equity	56,161	54,844	53,674	53,774	53,765
Consumer	19,106	19,889	20,472	20,147	19,638
Other	5,037	3,276	3,374	3,397	3,191
Total loans, net of unearned fees	973,783	949,729	952,208	940,101	962,761
Less allowance for loan losses	11,069	12,659	13,039	14,122	17,020
Loans, net	$962,714	$937,070	$939,169	$925,979	$945,741

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition

Dollars in thousands	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Non interest bearing checking	$99,445	$92,837	$99,109	$92,147	$93,125
Interest bearing checking	195,898	186,578	186,702	187,244	181,327
Savings	228,854	193,446	193,285	196,069	197,587
Time deposits	528,433	530,951	537,639	562,703	594,279
Total deposits	$1,052,630	$1,003,812	$1,016,735	$1,038,163	$1,066,318

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Gross loan charge-offs	$2,862	$1,669	$2,825	$3,968	$2,497
Gross loan recoveries	(272)	(289)	(742)	(70)	(84)
Net loan charge-offs	$2,590	$1,380	$2,083	$3,898	$2,413

Net loan charge-offs to average loans (annualized)	1.08%	0.58%	0.89%	1.63%	1.00%
Allowance for loan losses	$11,069	$12,659	$13,039	$14,122	$17,020
Allowance for loan losses as a percentage
of period end loans	1.14%	1.33%	1.37%	1.50%	1.77%
Nonperforming assets:
Nonperforming loans
Commercial	$866	$1,224	$2,557	$3,996	$4,763
Commercial real estate	2,834	2,318	3,795	1,695	1,525
Commercial construction and development	3,653	3,782	3,761	-	-
Residential construction and development	6,599	9,048	9,128	11,505	13,076
Residential real estate	2,890	2,446	12,385	13,605	16,869
Consumer	73	128	145	91	72
Total nonperforming loans	16,915	18,946	31,771	30,892	36,305
Foreclosed properties
Commercial	-	-	-	-	-
Commercial real estate	8,523	9,903	9,961	10,310	11,779
Commercial construction and development	11,097	11,125	11,161	11,492	16,670
Residential construction and development	20,640	20,485	20,585	21,591	21,929
Residential real estate	11,981	11,879	3,596	3,865	4,247
Total foreclosed properties	52,241	53,392	45,303	47,258	54,625
Other repossessed assets	28	8	-	2	19
Total nonperforming assets	$69,184	$72,346	$77,074	$78,152	$90,949

Nonperforming loans to period end loans	1.74%	1.99%	3.34%	3.29%	3.77%
Nonperforming assets to period end assets	4.92%	5.22%	5.55%	5.70%	6.54%

Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013

Commercial	$52	$74	$30	$199	$27
Commercial real estate	1,310	1,809	1,757	626	2,161
Construction and development	754	1,628	154	698	64
Residential real estate	3,847	4,332	4,697	4,479	4,522
Consumer	219	292	229	286	277
Other	-	-	50	53	-
Total	$6,182	$8,135	$6,917	$6,341	$7,051

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q1 2014 vs Q1 2013
	Q1 2014			Q1 2013
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$957,482	$12,145	5.14%	$960,509	$12,833	5.42%
Tax-exempt	5,830	108	7.51%	5,965	106	7.21%
Securities
Taxable	216,900	1,281	2.40%	216,306	1,030	1.93%
Tax-exempt	75,437	864	4.64%	79,147	961	4.92%
Interest bearing deposits other banks
and Federal funds sold	8,923	2	0.09%	7,510	1	0.05%
Total interest earning assets	1,264,572	14,400	4.62%	1,269,437	14,931	4.77%

Noninterest earning assets
Cash & due from banks	3,897			4,240
Premises & equipment	20,582			21,101
Other assets	116,421			114,701
Allowance for loan losses	(12,969)			(17,572)
Total assets	$1,392,503			$1,391,907

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$186,982	$52	0.11%	$174,724	$70	0.16%
Savings deposits	208,529	319	0.62%	195,556	309	0.64%
Time deposits	530,117	1,870	1.43%	574,545	2,388	1.69%
Short-term borrowings	75,177	52	0.28%	27,834	17	0.25%
Long-term borrowings and
subordinated debentures	174,559	1,739	4.04%	209,255	2,027	3.93%
Total interest bearing liabilities	1,175,364	4,032	1.39%	1,181,914	4,811	1.65%

Noninterest bearing liabilities
Demand deposits	95,138			92,926
Other liabilities	9,037			7,653
Total liabilities	1,279,539			1,282,493

Shareholders' equity - preferred	9,291			9,325
Shareholders' equity - common	103,673			100,089
Total liabilities and
shareholders' equity	$1,392,503			$1,391,907

NET INTEREST EARNINGS		$10,368			$10,120

NET INTEREST MARGIN			3.33%			3.23%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended
Dollars in thousands	3/31/2014	3/31/2013	12/31/2013

Net income applicable to common shares - excluding
realized securities gains, gains/losses on sales of assets,
other-than-temporary impairment of securities and
write-downs of foreclosed properties	$2,842	$2,217	$2,904

Realized securities gains (losses)	(22)	42	124
Applicable income tax effect	8	(16)	(46)
Gain (loss) on sale of foreclosed properties	(75)	(40)	28
Applicable income tax effect	28	15	(10)
Other-than-temporary impairment of securities	-	(54)	-
Applicable income tax effect	-	20	-
Write-downs foreclosed properties	(928)	(929)	(644)
Applicable income tax effect	343	344	238
	(646)	(618)	(310)
GAAP net income applicable to common shares	$2,196	$1,599	$2,594

Diluted earnings per common share - excluding realized
securities gains, gains/losses on sales of assets,
other-than-temporary impairment of securities and
write-downs of foreclosed properties	$0.32	$0.26	$0.32

Realized securities gains (losses)	-	-	0.01
Applicable income tax effect	-	-	-
Gain (loss) on sale of foreclosed properties	(0.01)	-	-
Applicable income tax effect	-	-	-
Other-than-temporary impairment of securities	-	(0.01)	-
Applicable income tax effect	-	-	-
Write-downs of foreclosed properties	(0.10)	(0.10)	(0.07)
Applicable income tax effect	0.04	0.04	0.03
	(0.07)	(0.07)	(0.03)
GAAP diluted earnings per common share	$0.25	$0.19	$0.29

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended
Dollars in thousands	3/31/2014	3/31/2013	12/31/2013

Total revenue - excluding realized securities gains and
other-than-temporary impairment of securities	$12,843	$12,518	$12,775

Realized securities gains/(losses)	(22)	42	124
Other-than-temporary impairment of securities	-	(54)	-
	(22)	(12)	124
GAAP total revenue	$12,821	$12,506	$12,899

Total noninterest income - excluding realized securities gains
and other-than-temporary impairment of securities	$2,805	$2,760	$2,772

Realized securities gains/(losses)	(22)	42	124
Other-than-temporary impairment of securities	-	(54)	-
	(22)	(12)	124
GAAP total noninterest income	$2,783	$2,748	$2,896

Total noninterest expense - excluding gains/losses
on sales of foreclosed properties and write-downs
of foreclosed properties	$7,495	$7,593	$7,808

(Gains)/losses on sales of foreclosed properties	75	40	(28)
Write-downs of foreclosed properties	928	929	644
	1,003	969	616
GAAP total noninterest expense	$8,498	$8,562	$8,424